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                                                                    EXHIBIT 32.1


                    CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Rockwell Medical Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Robert L. Chioini, Chief Executive Officer of the Company and I, Thomas Klema, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.    the Periodic Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 11, 2005                             /s/ Robert L. Chioini
                                                     ---------------------------
                                                     Robert L. Chioini
                                                     Chief Executive Officer



Dated: November 11, 2005                             /s/ Thomas E. Klema
                                                     ---------------------------
                                                     Thomas E. Klema
                                                     Chief Financial Officer